(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

EXHIBIT 10.63

AMENDMENT TO SEARS LICENSE AGREEMENT

This Amendment is effective the 18th day of August, 2006 (the “Effective Date”),

BETWEEN:
CPI CORP. (“CPI”)

and

SEARS CANADA INC. (“SEARS CANADA”)

and

SEARS ROEBUCK AND CO. (“SEARS ROEBUCK”)

WHEREAS CPI, Sears Canada, and Sears Roebuck entered into an agreement titled Sears License Agreement, dated January 1, 2003 (“Agreement”) whereby Sears Canada approved CPI to provide and sell products and services under the name “Sears Portrait Studio”;

AND WHEREAS the parties require an extension of the term of the Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.
Extension of Term. The parties confirm and ratify that the Agreement was extended by letter agreement dated January 18, 2006 to expire on June 30, 2006. The parties further agree that the term of the Agreement shall be extended for an additional six (6) month period, commencing on July 1, 2006 and expiring on December 31, 2006.

2.	Counterparts. This Amendment may be executed in counterpart, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

3.
Entire Agreement. This Amendment and the Agreement, constitute the complete and entire understanding of the parties relative to their subject matter and supersede all previous communications, proposals, representations, or agreements, whether written or oral, between the parties in this regard. Except as expressly modified above, all other terms and conditions of the Agreement will remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will govern.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to set forth their signatures below.

Sears Canada Inc.

Name:	/s/ Tim Fleming
Tim Fleming
Title:	Vice President Procurement, Productivity & Specialty Businesses

Date:	August 18, 2006

Sears Roebuck and Co.

Name:	/s/ Franco Perugini
Franco Perugini
Title:	Its Attorney-in-fact Sears Canada Inc.

Date:	August 18, 2006

CPI Corp.

Name:	/s/ Paul Rasmussen
Paul Rasmussen
Title:	Chief Executive Officer

Date:	August 18, 2006